                               SIERRA RUTILE LIMITED
                               SHARE PLEDGE AGREEMENT

     THIS SIERRA RUTILE LIMITED SHARE PLEDGE AGREEMENT (the "Agreement") dated as of May 15, 1998, made by SIERRA RUTILE HOLDINGS LIMITED, a corporation organized and existing under the laws of the British Virgin Islands (the "Shareholder"), to COMMONWEALTH DEVELOPMENT CORPORATION ("CDC"), DEG-DEUTSCHE INVESTITIONS-UND ENTWICKLUNGSGESELLSCHAFT mbH ("DEG"), EXPORT-IMPORT BANK OF THE UNITED STATES ("ExIm Bank"), INTERNATIONAL FINANCE CORPORATION ("IFC") and OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC" and, together with CDC, DEG ExIm Bank, and IFC, the "Banks" and individually each a "Bank").

     WHEREAS, Sierra Rutile Limited (the "Company") and each of the Banks have entered into separate amendment agreements providing the modification of certain of the terms and provisions governing certain outstanding indebtedness of the Company owing to the respective Banks (collectively, the "Amendments");

     WHEREAS, it is a condition to the effectiveness of the Amendments that the Shareholder execute and deliver an equitable mortgage agreement in substantially the form hereof delivering by way of an equitable mortgage as collateral security for the Company's payment and performance obligations (collectively, the "Obligations") with respect to the principal, interest, expenses, costs and all other amounts payable by the Company to the Banks in connection with the agreements amended by the Amendments (such agreements, as so amended being referred to as the "Loan Agreements"), 38,685,017 shares of the Company held by the Shareholder, constituting all of the outstanding shares of the Company;

     WHEREAS, the Shareholder wishes to grant an equitable mortgage and security interests in favor of the Banks for the benefit of the Banks as provided herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Shareholder hereby agrees as follows:

     1. GRANT OF SECURITY INTEREST. (a) As collateral security for the Obligations, the Shareholder hereby delivers by way of equitable mortgage to the Banks, for the benefit of the Banks, its shares in the Company described in
SCHEDULE 1 hereto, together with all income therefrom, increases therein and proceeds thereof, now or hereafter owned or acquired by the Shareholder (collectively, the "Mortgaged Shares") and grants to the Banks, a lien on and

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                                         -2-


security interest in the Mortgaged Shares. All certificates representing or evidencing the Mortgaged Shares shall be delivered to and held by the Banks or a collateral agent designated by them, and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in a form reasonably satisfactory to the Banks. The Shareholder shall promptly create and make a notation of the particulars of this Agreement on a Register of Mortgages and Charges and Other Encumbrances of the Shareholder, maintain such Register at its Registered Office and cause a copy thereof to be filed with the Register of Companies in the British Virgin Islands.

     (b) If the Shareholder shall become entitled to receive, in connection with or in substitution or exchange for any of the Mortgaged Shares, any:

          (i) other shares or certificates, including, without limitation, any certificate representing a stock bonus or stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

          (ii) option, warrant or right, whether as an addition to or in substitution or in exchange for any of the Mortgaged Shares, or otherwise;

          (iii) dividend or distribution payable in property, including securities issued by an issuer other than the issuer of the Mortgaged Shares; or

          (iv)   cash dividends or other distributions of any sort;

then, except as otherwise provided in Clause 2, such property shall be delivered directly to the Banks and, to the extent any such property is delivered, inadvertently or otherwise, to the Shareholder, the Shareholder shall accept the same as the agent for the Banks and shall hold the same in trust for the Banks and shall (except as provided below) deliver them forthwith to the Banks in the exact form received with, as applicable, the Shareholder's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Banks subject to the terms hereof, as part of the Mortgaged Shares and subject to the pledge, lien and security interest granted herein with respect thereto.

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                                         -3-


     2. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default as defined in any of the Loan Agreements (as so defined, an "Event of Default") shall have occurred and be continuing, the Shareholder shall be entitled to receive all cash dividends paid in respect of the Mortgaged Shares, to vote the Mortgaged Shares and to give consents, waivers and ratifications in respect of the Mortgaged Shares; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given or action taken that would materially impair any of the Mortgaged Shares or be inconsistent with or violate any provision of this Agreement or would otherwise impair the security for the Obligations or adversely affect the position of Banks under this Agreement or any of the Obligations.


     3. REMEDIES; RIGHTS UPON AN EVENT OF DEFAULT. (a) Upon and after the occurrence of an Event of Default, the Banks may, without demand or notice of any kind (except the notice specified below of time and place of private sale) to or upon the Shareholder or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Mortgaged Shares or any part thereof, and may forthwith, or may agree to, sell or otherwise dispose of and deliver the Mortgaged Shares or any part thereof or interest therein, in one or more portions at a private sale or sales, at such prices and on such terms as it may deem best, for cash or on credit, or for future delivery with or without assumption of any credit risk, with the right to the Banks or any other purchaser to purchase upon any such sale the whole or any part of the Mortgaged Shares free of any right or equity of redemption in the Shareholder, which right or equity is hereby expressly waived and released.


     (b) The proceeds of any such disposition or other action by the Banks shall be applied as follows:


          (i) first, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Mortgaged Shares or in any way relating to the rights of the Banks hereunder, including reasonable attorneys' fees and legal expenses;


          (ii)   second, to the satisfaction in full of the Obligations;


          (iii) third, to the payment of any other amounts required by applicable law; and


          (iv) fourth, to the Shareholder to the extent of any surplus proceeds.


     (c) the Banks shall give the Shareholder at least ten (10) days notice of the time and place of any private sale, which notice the Shareholder hereby

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                                         -4-


deems reasonable notice under applicable law. The Banks may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Shareholder, to the fullest extent permitted by law).

     (d) The Banks shall not be obligated to make any sale of the Mortgaged Shares if it shall determine not to do so, regardless of the fact that notice of sale of the Mortgaged Shares shall have been given. The Banks may, without notice or publication, adjourn any private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at the time and place to which the same was adjourned. The Shareholder acknowledges that any private sale shall be deemed to have been made in a commercially reasonable manner.

     4. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. The Shareholder represents and warrants that:

     (a) the Shareholder has the full power, legal right and capacity to enter into this Agreement, to pledge its interest in the Mortgaged Shares for the purposes described in the recitals to this Agreement and to carry out the transactions contemplated by this Agreement; and

     (b) the Shareholder is the legal and beneficial owner of all the Mortgaged Shares with good and valid title thereto.

     5. COVENANTS OF THE SHAREHOLDER. The Shareholder hereby covenants that, until all of the Banks deliver to the Shareholder a written release of its obligations hereunder, (a) it will not sell, convey or otherwise dispose of any of the Mortgaged Shares or any interest therein or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Mortgaged Shares or the income therefrom, increases thereof or proceeds thereof, other than that created hereby and (b) it will not change its Registered Office located at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands without prior written notice to the Banks.

     6. TERMINATION. Upon satisfaction in full of all of the Obligations, this Agreement shall terminate and the Banks shall deliver to the Shareholder upon request, a written release of the Shareholder's obligations hereunder together with the certificates representing or evidencing such of the Mortgaged Shares as shall not have been sold or otherwise applied pursuant to this Agreement.

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                                         -5-


     7. MISCELLANEOUS. (a) NO WAIVER. No course of dealing between the Shareholder or the Banks, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Banks hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise by the Banks of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     (b) REMEDIES CUMULATIVE. The rights and remedies provided herein are cumulative and are in addition to and not exclusive of any rights or remedies provided by law.

     (c) SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

     (d) NOTICES. Each report, notice and other communication to be given under this Agreement shall be in writing in the English language, be delivered by hand, overnight or expedited delivery service, telecopier (with confirmation by overnight or expedited delivery service) or telegram and be deemed to have been duly given when received by the addressee as follows:


     FOR THE SHAREHOLDER:

     Sierra Rutile Holdings Limited
     c/o SIERRA RUTILE LIMITED
     c/o RGC (USA) Mineral Sands
     1223 Warner Road
     Green Cove Springs, Florida  32043-4623
     Attention:  Mr. Maxwell E. McGarvie
                 Acting Chief Executive
     Fax: 904-284-4006

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                                         -6-


     FOR CDC:

     COMMONWEALTH DEVELOPMENT CORPORATION
     One Bessborough Gardens
     London SW1V 2JQ
     United Kingdom
     Attention:  Regional Director, WACLA
     Fax:  011-44 171 828 6505


     FOR DEG:

     DEG-DEUTSCHE INVESTITIONS- UND
      ENTWICKLUNGSGESELLSCHAFT
     Belvederstrasse 40
     D-50933 Koln 41 (Mungersdorf)
     Federal Republic of Germany
     Attention:  Mr. Roger Peltzer
     Fax:  011-49-221 4986-105/6

     FOR EXIM BANK

     EXPORT-IMPORT BANK OF THE UNITED STATES
     811 Vermont Avenue, N.W.
     Washington, D.C.  20571
     United States of America
     Attention:  Mr. Clement K. Miller
     Fax:  202-565-3625

     FOR IFC:

     INTERNATIONAL FINANCE CORPORATION
     2121 Pennsylvania Avenue, N.W.
     Washington, D.C. 20433
     United States of America
     Attention: Director, Oil Gas and Mining Department
     Fax:  202-974-4322

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                                         -7-


     FOR OPIC:

     OVERSEAS PRIVATE INVESTMENT CORPORATION
     1100 New York Avenue, N.W.
     Washington, DC  20527
     United States of America
     Attention:  Vice President, Finance
     Re:  Sierra Rutile
     Fax: 202-408-9866


     (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and shall be binding upon the heirs, executors, administrators and personal representatives, or the representatives, successors and assigns, as the case may be, of the parties hereto.


     (f) GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of Sierra Leone.


     (g) HEADINGS. The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof.


     IN WITNESS WHEREOF, the Shareholder has duly executed this Agreement as of the date and year first above written.

                                                  SHAREHOLDER:

                                                  SIERRA RUTILE HOLDINGS LIMITED


                                                  By: /s/ [ILLEGIBLE]
                                                      --------------------------
                                                  Title: Acting Chief Executive


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                                         -8-


Accepted:

COMMONWEALTH DEVELOPMENT CORPORATION


By: /s/ [ILLEGIBLE]
    -------------------------------
Title: Investment Manager

DEG-DEUTSCHE INVESTIGATIONS-UND
ENTWICKLUNGSGESELLSCHAFT MBH


By: /s/ [ILLEGIBLE]
    -------------------------------
Title: [ILLEGIBLE]

EXPORT-IMPORT BANK OF THE UNITED STATES


By: /s/ Clement K. Miller
    -------------------------------
Title: Clement K. Miller, Acting
       Vice President, Asset
       Management Division

INTERNATIONAL FINANCE CORPORATION


By: /s/ [ILLEGIBLE]
    -------------------------------
Title:

OVERSEAS PRIVATE INVESTMENT CORPORATION


By: /s/ John R. Aldonar
    -------------------------------
Title: Senior Investment Officer


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                                     SCHEDULE 1



                                  MORTGAGED SHARES


                     38,685,017 shares of Sierra Rutile Limited